UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 18, 2019

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 18, 2019, Linda A. Lang provided notice to the board of directors of WD-40 Company that she will not stand for re-election as a director at the Company’s December 2019 annual meeting of shareholders. Ms. Lang has been a director of the Company since 2004 and she has served as Chair of the board of directors since 2016. She presently serves as a member of the compensation and corporate governance committees of the board of directors. Ms. Lang will continue to serve as a director and as Chair of the board until the next annual meeting of shareholders.

At the December 2019 annual meeting the board of directors intends to appoint Garry O. Ridge as Chair of the board of directors. Mr. Ridge has served as President, Chief Executive Officer and as a director of the Company since 1997. The board of directors also intends to designate a lead independent director at the December 2019 annual meeting.

On June 18, 2019, the board of directors appointed Steven A. Brass to serve as President and Chief Operating Officer of the Company. Mr. Ridge will no longer serve as President, but he will continue to serve as the Company’s Chief Executive Officer.

Mr. Brass, age 53, has served as Division President, Americas since 2016 and he was appointed as Chief Brand Officer in December 2018. Mr. Brass joined WD-40 Company in 1991 as International Area Manager at the Company’s U.K. subsidiary. Prior to his appointment as Division President, Americas, Mr. Brass held several management positions with the Company’s U.K. subsidiary, including Country Manager in Germany, Director of Continental Europe, European Sales Director, and European Commercial Director.

In connection with his appointment as President and Chief Operating Officer on June 18, 2019, Mr. Brass will receive an increase in his annual salary from his current annual salary of $370,716 to a new annual salary of $402,182.  This increase in his annual salary will be effective on July 1, 2019.

ITEM 8.01.	Other Events

On June 18, 2019, the board of directors of WD-40 Company appointed Patricia Q. Olsem as Division President, Americas.  Ms. Olsem joined the Company in 2005 and was appointed to serve as Senior Vice President and General Manager of the United States in December 2018. She has held various management positions with the Company, including Senior Vice President, Americas Marketing.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	News Release by WD-40 Company dated June 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: June 24, 2019	/s/ JAY W. REMBOLT
Jay W. Rembolt
Vice President, Finance
Treasurer and Chief Financial Officer